A Form Of
HOLDER’S STOCK PURCHASE AGREEMENT AND RECEIPT
PER TERMS OF THE CONVERTABLE DEBENTURE NOTE
(Number USCS _______) Dated the _____th March 20_____

I, (full legal name) __________________________ located at ______________________________________________, being the undersigned, hereby declare that I, by virtue of my signature here below, irrevocably wish to purchase the securities listed herewith:

Name of Corporation		USCorp

Description of the Securities of the Corporation

Number of Shares	Unit Par Value	Class of Stock	Type of Stock
	$0.01	Class A Common	Unregistered

		Total Price	$ USD

The undersigned Buyer acknowledges:
(1) That USCorp Class A common shares are trading under the symbol USCS;
(2) That no future trading activity can be guaranteed, nor can any price be guaranteed;
(3) That he has received adequate information about the Company upon which to make an informed investment decision;
(4) That by reason of his knowledge and experience in financial and business matters in general, and investments in particular, Buyer is capable of evaluating the merits and risks of an investment for himself in the securities referenced above;
(5) That the Buyer has agreed to buy the shares identified above with full knowledge of such disclosures;
(6) The Buyer declares that he has read, agrees to and fully understands the meaning, terminology and interpretation of the conditions listed herein, and therefore may not, now or in the future, make any claims to the contrary;
(7) That he understands that except as contained herein, no warranties or representations as to the value of any of the Securities, which are the subject of this Stock Purchase Agreement and Receipt, have been made by the Company;
(8 That all pronouns used in this agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation, and the masculine, feminine and nurture pronouns shall include the other and maybe used interchangeably with the same meaning.
(9) That neither of the Parties makes any claim of value or promise of profit for the other and the buyer indemnifies and holds harmless the Company in the event that he should incur a loss.
(10) That USCorp declares that it has full right to sell said shares and that all shares referred to in this Stock Purchase Agreement and Receipt will be validly issued, fully paid and non-assessable, unencumbered and free from liens with respect to their issuance.

The undersigned Buyer agrees to pay the sum of $                       in currency of the United States upon receipt of this Document.

USCorp shall deliver a certificate through the Company’s appointed Corporate Transfer Agent. The USCorp Class A Common Stock shall be issued as follows: in the name(s) of _____________________________________, Residing at ___________________________________________________________________________________________.

In witness thereof, this                  th day of __________, 20___

For Holder, _______________________________	For Seller, USCorp

_________________________________________	______________________________________
[Name], [Title]	Robert Dultz, Chairman and CEO